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                                                                EXHIBIT 24.1
                              USF&G CORPORATION
                               100 Light Street
                          Baltimore, Maryland 21202



                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of USF&G Corporation, a Maryland corporation, hereby constitute and appoint Norman P. Blake, Jr., Dan L. Hale and John A. MacColl, of Baltimore City, Maryland, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation a Registration Statement on Form S-4 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the proposed issuances of shares of Common Stock of the Corporation in connection with the proposed acquisition of Victoria Financial Corporation, a Delaware corporation; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.



Dated: January 18, 1995

Name                                    Title
- ----                                    -----


/s/ H. Furlong Baldwin
- --------------------------              Director
H. Furlong Baldwin


/s/ Michael J. Birck
- --------------------------              Director
Michael J. Birck


/s/ Norman P. Blake, Jr.
- --------------------------              Director, Chairman of the Board,
Norman P. Blake, Jr.                    President and Chief Executive
                                        Officer


/s/ George L. Bunting, Jr.
- --------------------------              Director
George L. Bunting, Jr.


/s/ Robert E. Davis
- --------------------------              Director
Robert E. Davis


/s/ Dale F. Frey
- --------------------------              Director
Dale F. Frey


/s/ Robert E. Gregory, Jr.
- --------------------------              Director
Robert E. Gregory, Jr.


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/s/ Dan L. Hale
- -----------------------                Executive Vice President, Chief
Dan L. Hale                            Financial Officer and Principal
                                       Accounting Officer


/s/ Robert J. Hurst
- ----------------------                 Director
Robert J. Hurst



/s/ Wilbur G. Lewellen
- ----------------------                 Director
Wilbur G. Lewellen



/s/ Henry A. Rosenberg, Jr.
- ---------------------------            Director
Henry A. Rosenberg, Jr.



/s/ Larry P. Scriggins
- ----------------------                 Director
Larry P. Scriggins



/s/ Anne Marie Whittemore
- -------------------------              Director
Anne Marie Whittemore